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                                                                   EXHIBIT 10.67

                               FIRST AMENDMENT TO

                           FEDERAL EXPRESS CORPORATION

                         RETIREMENT PARITY PENSION PLAN

                          (EFFECTIVE DATE JUNE 1, 1993,
                 AS AMENDED AND RESTATED EFFECTIVE JUNE 1, 1999)


     WHEREAS, Federal Express Corporation (the "Company") has established the Federal Express Corporation Retirement Parity Pension Plan (the "Plan") as an "employee benefit pension plan," as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974 ("ERISA"), and a plan that is "unfunded and is maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees," as provided in Sections 201, 301 and 401 of ERISA and the Department of Labor regulations promulgated under ERISA, with benefits payable when due out of the assets of the Company as its general, unsecured obligations; and

     WHEREAS, the Company has reserved the right, pursuant to Section 12 of the Plan, to amend the Plan at any time;

     NOW, THEREFORE, the Company amends the Plan, effective as of the dates provided herein, to (i) clarify the eligibility provisions, as set forth in
Section 2 of the Plan and (ii) clarify the benefit amount payable with respect to an eligible Officer or Managing Director the terms of whose employment are

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governed by the collective bargaining agreement between the Company and the
Fedex Pilots Association effective May 31, 1999 (or any successor agreement thereto).

I. Effective March 1, 2000, Section 2 of the Plan is amended to read as follows:

     SECTION 2. ELIGIBILITY. Any employee of a participating employer (which shall mean the Company; on or after February 1, 1998, FedEx Corporation; on or after December 1, 1998, FedEx Global Logistics, Inc.; on or after March 1, 2000, FedEx Trade Networks, Inc., and Tower Group International, Inc.; on or after May 1, 2000, World Tariff, Limited; and on or after June 1, 2000, FedEx Corporate Services, Inc.) other than an Officer or Managing Director the terms of whose employment are governed by the collective bargaining agreement between the Company and the Fedex Pilots Association effective May 31, 1999 ("Agreement") or any successor agreement thereto, who

          (i) serves as an Officer after the Effective Date or, after June 1, 1996, as a Managing Director,

          (ii) has served as an Officer and/or Managing Director for a combined period of five consecutive years, including service prior to the Effective Date, and

          (iii) is an active participant in the Federal Express Corporation Employees' Pension Plan, as it currently exists and as it may be amended from time to time (the "Qualified Pension Plan"),

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shall be eligible for the benefit described in subsection (a) of Section 3 below. In addition, an Officer described above shall be eligible for the benefit described in subsection (b) of Section 3 below. For the purpose of this Plan, the term "Officer" shall mean an officer of a participating employer elected to the position of vice-president or above, as evidenced in the minutes of each respective participating employer's board of directors. The term "Managing Director" shall, for the purpose of this Plan, mean an employee of the Company or another participating employer who has been appointed to the position of managing director, as evidenced in the affected participating employer's personnel information system, and shall also mean an employee having the title of "Staff Director" or "Director". In determining whether an Officer or Managing Director has served in such capacity for a combined period of five consecutive years, such Officer's or Managing Director's service with any of the following entities shall be taken into account: Federal Express Corporation, FedEx Corporation, FedEx Global Logistics, Inc., Caliber System, Inc., Caliber Technology, Inc., FedEx Supply Chain Services, Inc. (formerly, Caliber Logistics, Inc.), FedEx Ground Package System, Inc. (formerly, RPS, Inc.), FedEx Custom Critical, Inc. (formerly, Roberts Express, Inc.), Viking Freight System, Inc., FedEx Trade Networks, Inc., Tower Group International, Inc., World Tariff, Limited, or FedEx Corporate Services, Inc.

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II.  Effective June 1, 1999, Section 3 of the Plan is amended to read as follows:

     SECTION 3. BENEFIT AMOUNT AND LIMITATIONS. (a) An Officer or Managing Director who meets the eligibility requirements of Section 2 above shall be paid from the Plan a benefit equal to 100% of the difference between the Unreduced Benefit and the Maximum Benefit.

     For the purpose of this Plan, "Unreduced Benefit" shall mean the benefit that would be provided to the Officer by the Qualified Pension Plan without regard to the limits imposed by Internal Revenue Code (the "Code") Section 415 (limitations on benefits for defined benefit plans and limitation in case of defined benefit and defined contribution plan for same employee) and Section 401(a)(17) (annual compensation limit). "Average Compensation" taken into account with respect to a participating Officer or Managing Director shall have the same meaning as set forth under the Qualified Pension Plan (without regard to the limits imposed under Code Section 401(a)(17)), except that, with respect to Officers or Managing Directors who (i) are actively employed by a participating employer as Officers or Managing Directors on or after June 1, 1999, (ii) are not Officers or Managing Directors the terms of whose employment are governed by the collective bargaining agreement between the Company and the Fedex Pilots Association effective May 31, 1999 (or any successor agreement thereto), and (iii) retire on or after June 1, 1999, the number of whole calendar years over which the arithmetic average is determined shall be three
(3)

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years instead of five (5) years.

     For the purpose of this Plan, "Maximum Benefit" shall mean the benefit actually provided to the Officer or Managing Director by the Qualified Pension Plan.

     (b) An Officer who meets the eligibility requirements of Section 2 above shall be paid from this Plan, in addition to the benefit described in subsection
(a) above, the difference between such Officer's Maximum Benefit under the Qualified Pension Plan and what such Officer's Maximum Benefit would have been had such Officer received credit for a Year of Service under the Qualified Pension Plan for each year that such Officer is eligible to receive, and does in fact receive, a benefit under the Federal Express Corporation Nonqualified Disability Plan for Officers, as it currently exists or as it may be amended from time to time (the "Officers Nonqualified Disability Plan").

     For purposes of determining eligibility for an increased benefit as contemplated by this subsection, such increased benefit shall be provided for each Plan Year during which an Officer's Hours of Service under the Qualified Pension Plan plus such Officer's "Phantom Hours of Service" while receiving benefits under the Officers Nonqualified Disability Plan are equal to a Year of Service under the Qualified Pension Plan. Phantom Hours of Service shall be credited at the same rate under this subsection as if the Officer receiving benefits under the Officers Nonqualified Disability Plan had been actively at work and receiving credit for Hours of Service

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under the Qualified Pension Plan. Notwithstanding the above, an Officer shall not receive credit under this subsection for the same Plan Year for which such Officer receives credit for a Year of Service under the Qualified Pension Plan.

     (c) The foregoing to the contrary notwithstanding, the benefit payable to an Officer or Managing Director the terms of whose employment are governed by the Agreement (or any successor agreement thereto) and who, as of May 31, 1999, had an accrued benefit under this Plan, shall be reduced by the total amount of pension benefits payable to such Officer or Managing Director under the Qualified Pension Plan, the Federal Express Corporation Non-Qualified Section 415 Excess Pension Plan for Pilots and the Federal Express Corporation Non-Qualified Pension Plan for Pilots, pursuant to the terms of the Agreement (or any successor agreement thereto).

     (d) Unless otherwise provided herein, defined terms used in this Plan shall have the same meaning attributed to such terms in the Qualified Pension Plan and the Officers Nonqualified Disability Plan, as applicable.

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     IN WITNESS WHEREOF, the undersigned duly authorized Officers of the participating employers have caused this Plan amendment and restatement to be adopted effective as of the dates provided herein, by affixing their signatures hereto.

                                            FEDERAL EXPRESS CORPORATION

                                            BY:/s/ STEVEN E. PRIDDY
                                               --------------------------
                                            Steven E. Priddy
                                            Vice President, Personnel
                                            Administration
                                            Date: March 1, 2000


                                            FEDEX CORPORATION

                                            BY:/s/ WILLIAM J. CAHILL
                                               --------------------------
                                            William J. Cahill
                                            Staff Vice President,
                                            Personnel
                                            Date: March 1, 2000


                                            FEDEX GLOBAL LOGISTICS, Inc.

                                            BY:/s/ AMI P. KELLEY
                                               --------------------------
                                            Ami P. Kelley
                                            Vice President and
                                            General Counsel
                                            Date: March 1, 2000


                                            FEDEX TRADE NETWORKS, Inc.

                                            BY:/s/ PENELOPE W. REGISTER
                                               --------------------------
                                            Penelope W. Register
                                            Vice President and
                                            General Counsel
                                            Date: March 1, 2000


                                            TOWER GROUP INTERNATIONAL, Inc.

                                            BY:/s/ GERALD P. LEARY
                                               --------------------------
                                            Gerald P. Leary
                                            President
                                            Date: March 1, 2000

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                                            WORLD TARIFF, LIMITED

                                            BY:/s/ PENELOPE W. REGISTER
                                               --------------------------
                                            Penelope W. Register
                                            Vice President and
                                            Secretary
                                            Date: March 1, 2000


                                            FEDEX CORPORATE SERVICES, Inc.

                                            BY:/s/ WILLIAM J. CAHILL
                                               --------------------------
                                            William J. Cahill
                                            Vice President, Personnel
                                            Date: March 1, 2000

ATTEST:

/s/ GEORGE W. HEARN
-------------------------
George W. Hearn, Corporate Vice President
and Assistant Secretary, FedEx Corporation



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